UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2012

ALBEMARLE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (225) 388-8011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2012, the Board of Directors of Albemarle Corporation (the “Company”) elected James J. O’Brien to serve as a Director of the Company until the next annual meeting of the shareholders of the Company or, if earlier, until his successor is elected and qualified. The Board of Directors appointed Mr. O’Brien to serve on its Health, Safety & Environment Committee and Executive Compensation Committee. Mr. O’Brien will be eligible to participate in the Company’s compensation arrangements for non-employee directors, as described in the Company’s 2012 Annual Meeting Proxy Statement.

Mr. O’Brien, 58, is the Chairman and Chief Executive Officer of Ashland Inc., a specialty chemicals and technology company. Mr. O’Brien joined a predecessor of Ashland Inc. in 1976 and was appointed to positions of increasing responsibility, prior to his election as Chairman and Chief Executive Officer in 2002. He also serves as a director of Humana Inc., chairman of the board of trustees of Midway College, a member of the Dean’s Advisory Council for the Fisher Graduate College of Business at The Ohio State University, and a member of the board of directors of the American Chemistry Council. He is a graduate of The Ohio State University, from which he earned a bachelor’s degree in accounting and finance and a master’s degree in business administration.

The press release issued by the Company on July 12, 2012 announcing Mr. O’Brien’s election to the Company’s Board of Directors is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 12, 2012, the Board of Directors of the Company amended Section 2 of Article II of the Company’s Amended and Restated Bylaws to increase the size of the Board of Directors to ten directors, effective immediately. The Company’s Amended and Restated Bylaws, as amended, are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated Bylaws, effective as of July 12, 2012

99.1	Press release dated July 12, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: July 12, 2012	By:	/s/ Karen G. Narwold
Name: Karen G. Narwold
Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws, effective as of July 12, 2012

99.1	Press release dated July 12, 2012